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                        EXHIBIT (q) - POWERS OF ATTORNEY

                            LIMITED POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of February, 2004.

                                                /s/ Rolf F. Bjelland
                                                Rolf F. Bjelland
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                           LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 25th day of February 2004.

                                                   /s/ Gwendolyn M. Boeke
                                                   Gwendolyn M. Boeke
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                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 25th day of February, 2004.

                                                   /s/ Alfred L. Disrud
                                                   Alfred L. Disrud
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                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 25th day of February 2004.

                                                   /s/ Thomas C. Watt
                                                   Thomas C. Watt
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                            LIMITED POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 25th day of February, 2004.

                                                   /s/ Michael S. Daubs
                                                   Michael S. Daubs
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                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Margaret Gallardo-Cortez or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 25th day of February, 2004

                                                   /s/ Lawrence R. Halverson
                                                   Lawrence R. Halverson